Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the accompanying Quarterly Report of Concierge Technologies, Inc. (the “Company”) on Form 10-QSB for the quarter ended December 31, 2007 (the “Report”), I, Allen E. Kahn, Chief Financial Officer of the Company, hereby certify that to my knowledge:

(1)

The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. §78o(d)); and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 18, 2008	By:	/s/ Allen E. Kahn
Allen E. Kahn
Chief Financial Officer

The above certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350) and is not being filed as part of the Form 10-QSB or as a separate disclosure document.